Exhibit 99.1

Credit Suisse Basic materials Conference September 15, 2016 Owens-Illinois, inc.

Safe harbor comments 2 Regulation G Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted EPS and free cash flow, provide relevant and useful information, which is widely used by analysts, investors and competitors in the industry, as well as by management in assessing both consolidated and business unit performance. The information presented regarding adjusted EPS relates to net earnings from continuing operations attributable to the Company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the normal earnings of the business, divided by weighted average shares outstanding (diluted). In addition, the Company also presents adjusted EPS on a constant currency basis adjusting the currency translation effect on prior year earnings to allow management to evaluate the Company’s operations without the external impact of currency translation. Management has included adjusted EPS to assist in understanding the comparability of results of ongoing operations. Further, the information presented regarding free cash flow relates to cash provided by continuing operating activities less capital spending and management has included free cash flow to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relation to core operating results and the business outlook. Forward Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (2) risks related to the impact of integration of the Vitro Acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company incurred in financing the Vitro Acquisition, (4) the Company’s ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) impacts from the United Kingdom’s referendum of withdrawal from the European Union on foreign currency exchange rates and the Company’s business, (9) consumer preferences for alternative forms of packaging, (10) cost and availability of raw materials, labor, energy and transportation, (11) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (12) consolidation among competitors and customers, (13) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (14) unanticipated expenditures with respect to environmental, safety and health laws, (15) the Company’s ability to further develop its sales, marketing and product development capabilities, (16) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, (17) the Company’s ability to accurately estimate its total asbestos-related liability, and (18) the Company’s ability to successfully remediate the material weakness in its internal control over financial reporting, and the other risk factors discussed in the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2015 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. The Company routinely posts important information on its website – www.o-i.com/investors.

Leading positions in key global markets 3 #1 position in North America MATURE MARKETS #1 position in Australia and N. Zealand #1 position in Europe #1 position in Latin America EMERGING MARKETS Foothold in China Leading position within Southeast Asia

4 Trusted by the world’s leading and emerging brands Strong partnerships Consolidation across the food and beverage industry requires increased efficiencies across the value chain Proliferation of new (potential) customers and brands entering the market provides great opportunity for glass Increasing expectations Quality, service, flexibility, innovation and branding

Why O-I? 5 Investment thesis Global leader in glass packaging Well positioned to modestly grow volume Secular trends support glass growth Select opportunities for smarter growth Comprehensive strategic plan Positioned to increase adjusted EPS1 and free cash flow to deleverage balance sheet and drive long-term value Strategic plan Establish revenue and operational stability Improve commercial and end-to-end supply chain performance Develop new business Integrate and maximize the value of our recent acquisition Create breakthroughs in processes, products and services Optimize organization and develop talent 1 Adjusted EPS excludes items management does not consider representative of ongoing operations.

End market demand trends 6 NORTH AMERICA EUROPE Well balanced supply and demand Very dynamic marketplace in beer; strength in premium and imports Supply/demand dynamics unchanged Solid export trends, given FX rate Continuing, but less intense, price dynamics LATIN AMERICA Attractive growth trends in Mexico General economic slowdown in Brazil One-way glass is fastest growing package in Brazil ASIA PACIFIC Modest growth in Oceania Profitable growth in emerging markets

7 On track to deliver incremental segment operating profit of ~$50M to ~$70M Improved year-on-year manufacturing efficiencies at two-thirds of plants Increased asset stability through reduced unscheduled downtime Improved quality through decreased waste Established global supply chain team executing its action plan Evolving Key Account Management Using cross-functional teams and better alignment of internal processes to meet customer needs Solid progress on strategic initiatives

8 Acquired food & beverage business Strong business performance continues Solid gains from new furnace in Monterrey On track to deliver first year synergies with productivity and cost savings Joint Venture with Constellation Brands, Inc. Successful partnership generating stronger-than-projected operating results Exposure to fast growing U.S. beer imports Manufacturing productivity on the rise Second furnace now fully operational Modestly earnings accretive expected in 2H16 Strong gains from investments in Mexico

3Q16 Adjusted EPS outlook 9 3Q15 Adjusted EPS1 $0.57 Currency Impact* ($0.03) Assumptions:2 EUR = 1.12; BRL = 3.24; COP = 2,942; AUD = 0.75; MXN = 18.8 3Q15 Adjusted EPS in Constant Currency1 $0.54 Europe* Lower production costs; sales volumes on par with PY; and on-going price/cost dynamics North America Strong legacy performance on higher sales and production volumes; asset investments in PY 3Q drive easier comparison Latin America* Ongoing growth in Mexico; management actions mitigate high-single digit volume decline in legacy Latin America Asia Pacific Flat to PY despite high level of planned downtime Segment Operating Profit Corporate and Other Costs* Corporate $20-25M Annual tax rate improved to ~25% 3Q16 Adjusted EPS3 $0.65-$0.70 Strong improvement vs. PY On a constant currency basis2 * These items have been updated since the 2Q16 earnings teleconference 1 Adjusted EPS excludes items management does not consider representative of ongoing operations. See the table entitled Reconciliation to adjusted earnings and constant currency – 3Q 2015 in the appendix of this presentation. 2 Assumes August 31, 2016 FX rates continue for the remainder of third quarter. 3 Expected 3Q16 adjusted EPS represents expected GAAP EPS because there are no expected items management does not consider representative of ongoing operations. Maintaining 3Q16 adjusted EPS guidance range Currency headwind $0.01 larger than anticipated on the 2Q call Overcoming pressures Shift in European sales volume to 4Q puts pressure on 3Q expectations Margin expansion in Latin America, as cost takeouts, strike recovery offset lower Brazil volumes Favorable management actions improve corporate costs Lower effective tax rate driven by favorable audits

Full year 2016 outlook 10 Maintaining full year 2016 EPS & FCF guidance Adj. EPS1 guidance: $2.25 - $2.35 Free Cash Flow2 guidance: ~$300M Received ~$130M VAT refund in August 2016 Key factors for 2016 guidance Strong business performance in legacy and acquired businesses 2016 Target Status Full Year Outlook Organic volume growth ~ 1% Stronger 2H volume gains, driven by all regions (except legacy LA) and acquisition’s contribution to organic growth in 4Q16 Segment operating profit margin expansion +100 bps Strong performance in 1H continues in 2H 1 See table entitled Reconciliation to expected adjusted earnings - FY16 Fcst in the appendix of this presentation. 2 See table entitled Reconciliation to free cash flow in the appendix of this presentation.

O-I: Disciplined allocation of strong cash flows 11 Strong cash flow generation, invested Capex JV w/ CBI NCI2 Share buybacks Net debt1 Asbestos payments $130 $20 $80 1 Primarily net debt reduction. For the Company, the change in net debt is also impacted by currency rates, investing and financing activities, etc. 2 NCI represents distributions paid to noncontrolling interests. Internally into value added investments Capex JV with CBI in Mexico Externally to reduce liabilities Asbestos payments Net debt $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016e Cash Allocation ($ millions) $200 $450

2016 management priorities 12 Establish and maintain revenue and operational stability Improve commercial and end-to-end supply chain performance Maximize the value of the food and beverage acquisition in Mexico Leverage an enterprise approach and ensure accountability Strategic Improve margins and earnings Generate strong cash flows in local currencies ~$300M free cash flow at current exchange rates1 Deleverage the balance sheet Financial Exercise a balanced approach to volume and price Improve operational performance through asset stability, quality, higher productivity, improved flexibility and lower inventories Continue to reduce structural costs Operational 1 Assumes August 31, 2016 exchange rates continue for remainder of the year. See the table entitled Reconciliation to free cash flow in the appendix of this presentation.

13 Appendix

Reconciliation to adjusted earnings and constant currency – 3Q 2015 14 The reconciliation below describes the items that management considers not representative of ongoing operations. Unaudited 2015 18 $ Restructuring, asset impairment and other charges 41 Strategic transaction costs 13 Acquisition-related fair value inventory adjustments 10 Charges for note repurchase premiums and write-off of finance fees 14 Items impacting income tax: Net benefit for income tax on items above (4) Total adjusting items (non-GAAP) 74 Adjusted earnings (non-GAAP) 92 $ Currency effect on earnings (1) (5) Adjusted earnings on a constant currency basis (non-GAAP) 87 161,612 Earnings per share from continuing operations (diluted) 0.11 $ Adjusted earnings per share (non-GAAP) 0.57 $ Adjusted earnings per share on a constant currency basis (non-GAAP) 0.54 $ (1) Currency effect on earnings determined by using month-end foreign currency exchange rates in 2016 to translate 2015 local currency results. (Dollars in millions, except per share amounts) Three months ended Sept 30 Earnings from continuing operations attributable to the Company Items impacting other expense, net: Items impacting cost of goods sold: Items impacting interest expense: Diluted average shares (thousands)

Reconciliation to expected adjusted earnings - FY16 Fcst 15 Unaudited Low End of Guidance Range High End of Guidance Range 355 $ to 372 $ Items management considers not representative of ongoing operations: (a) Restructuring, asset impairment and related charges (b) 19 19 (7) (7) Net benefit for income tax on items above (b) (4) (4) Net impact of noncontrolling interests on items above (b) 2 2 Total adjusting items (non-GAAP) 10 $ 10 $ Adjusted earnings (non-GAAP) 365 $ to 382 $ 162,500 162,500 Earnings per share from continuing operations (diluted) 2.18 $ to 2.29 $ Adjusted earnings per share (non-GAAP) 2.25 $ to 2.35 $ (a) (b) Includes management decisions through second quarter of 2016. Further actions may be taken in 2016. (Dollars in millions, except per share amounts) Forecast for Year Ended December 31, 2016 Earnings from continuing operations attributable to the Company Gain related to cash received from the Chinese government as compensation for land in China that the Company was required to return to the government (b) Diluted average shares (thousands) The items management considers not representative of ongoing operations does not include an adjustment for asbestos-related costs. The adjustment for asbestos-related costs, if any, will not be determined until the company completes its annual comprehensive legal review in the fourth quarter, unless significant changes in trends or new developments warrant an earlier review.

Reconciliation to free cash flow 16 Note: Management defines free cash flow as cash provided by continuing operating activities less additions to property, plant and equipment from continuing operations (both as determined in accordance with GAAP). $ Millions 2015 2016 Fcst Cash flows Cash provided by continuing operating activities $ 612 ~ $ 750 Cash utilized in investing activities $ (2,748) $ (a) Cash provided by financing activities $ 2,057 $ (a) Free cash flow Cash provided by continuing operating activities $ 612 ~ $ 750 Additions to property, plant and equipment (402) ~ (450) Free cash flow $ 210 ~ $ 300 (a) Management is not able to estimate this amount.

1 Related to the “amortization of actuarial loss” component of pension expense, which is included in GAAP EPS and adjusted EPS Pension accounting impacts annual EPS 17 Sustained non cash pension expense reduces EPS by ~ $0.401 Actively managing pension liabilities $0.40 impact $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Adj EPS (midpt of guidance range) Adj EPS, excl. "amortization of actuarial loss" Pension Accounting Impacts Annual EPS

1 Asbestos payments are included in Cash provided by continuing operating activities and free cash flow. See table entitled Reconciliation to free cash flow in the appendix of this presentation. Asbestos payments impact annual free cash flow 18 $130M estimated asbestos payments in 20161 $0 $100 $200 $300 $400 $500 2016 FCF Fcst 2016 FCF Fcst, excl. asbestos payments Asbestos Payments Impact Annual FCF

Impact from currency rates 19 Approx. translation impact on EPS from 10% FX change Euro $0.10 Mexican peso $0.07 Brazilian real $0.05 Colombian peso $0.03 Australian dollar $0.05